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                                                                      EXHIBIT 21

SUBSIDIARIES OF LODGIAN, INC.

                   ENTITY                      STATE OF INCORPORATION
                   ------                      ----------------------
1075 Hospitality, LP                                     GA
12801 NWF Beverage Management, Inc.                      TX
Albany Hotel, Inc.                                       FL
AMI Operating Partners, L.P.                             DE
AMIOP Acquisition General Partner SPE Corp.              DE
Apico Hills. Inc.                                        PA
Apico Inns of Greentree, Inc.                            PA
Apico Inns of Pennsylvania, Inc.                         PA
Apico Inns of Pittsburgh, Inc.                           PA
Apico Management Corp.                                   PA
Atlanta-Boston Holdings, LLC                             GA
Atlanta-Boston Lodging, LLC                              GA
Atlanta-Boston SPE, Inc.                                 GA
Brunswick Motel Enterprises, Inc.                        GA
Courtyard Club                                           AR
Dedham Lodging Assocates I, LP                           GA
Dedham Lodging SPE, Inc.                                 DE
Dothan Hospitality 3053, Inc.                            AL
Dothan Hospitality 3071, Inc.                            AL
East Washington Hospitality, LP                          FL
Fayetteville Motel Enterprises, Inc.                     NC
Fort Wayne Hospitality Associates II, LP                 FL
Fourth Street Hospitality, Inc.                          IA
Gadsden Hospitality, Inc.                                AL
Harrisburg Motel Enterprises, Inc.                       PA
Hilton Head Motel Enterprises, Inc.                      SC
Impac Holdings III, LLC                                  GA
Impac Hotel Group, LLC                                   GA
Impac Hotels I, LLC                                      GA
Impac Hotels III, LLC                                    GA
Impac Hotels Member SPE, Inc.                            DE
Impac Spe #2, Inc.                                       GA

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
                   ENTITY                      STATE OF INCORPORATION
                   ------                      ----------------------
Impac SPE #4, Inc.                                       GA
Island Motel Enterprises, Inc.                           GA
KDS Corporation                                          NV
Kinser Motel Enterprises, Inc.                           IN
Lawrence Hospitality Associates, LP                      KS
Little Rock Beverage Management, Inc.                    AR
Little Rock Lodging Associates I, LP                     GA
Lodgian Abeline Beverage Corp.                           TX
Lodgian Abilene, L.P.                                    TX
Lodgian Abilene GP, Inc.                                 DE
Lodgian Acquisition, LLC                                 GA
Lodgian AMI, Inc.                                        MD
Lodgian Augusta LLC                                      DE
Lodgian Bridgeport LLC                                   DE
Lodgian Cincinnati LLC                                   DE
Lodgian Coconut Grove LLC                                DE
Lodgian Colchester LLC                                   DE
Lodgian Dallas Beverage Corp.                            TX
Lodgian Denver LLC                                       DE
Lodgian Fairmont LLC                                     DE
Lodgian Financing Corp.                                  DE
Lodgian Financing Mezzanine, LLC                         DE
Lodgian Florida, Inc.                                    FL
Lodgian Fort Mitchell LLC                                DE
Lodgian Hamburg LLC                                      DE
Lodgian Hotel Acquisition, LLC                           GA
Lodgian Hotels, Inc.                                     DE
Lodgian Hotels Fixed I, LLC                              DE
Lodgian Hotels Fixed II, Inc.                            MD
Lodgian Hotels Fixed III, LLC                            DE
Lodgian Hotels Fixed IV, LP                              TX
Lodgian Hotels Fixed IV GP, Inc.                         DE
Lodgian Hotels Floating, LLC                             DE
Lodgian Jackson LLC                                      DE
Lodgian Lafayette LLC                                    DE
Lodgian Lancaster North, Inc.                            PA
Lodgian Little Rock SPE, Inc.                            DE

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
                   ENTITY                      STATE OF INCORPORATION
                   ------                      ----------------------
Lodgian Management Corp.                                 DE
Lodgian Memphis LLC                                      DE
Lodgian Memphis Property Owner, LLC                      DE
Lodgian Merrimack LLC                                    DE
Lodgian Mezzanine Fixed, LLC                             DE
Lodgian Mezzanine Floating, LLC                          DE
Lodgian Mezzanine Springing Member, Inc.                 DE
Lodgian Morgantown LLC                                   DE
Lodgian Mortgage Springing Member, Inc.                  DE
Lodgian Mount Laurel, Inc.                               NJ
Lodgian North Miami LLC                                  DE
Lodgian Ontario, Inc.                                    CA
Lodgian Pinehurst, LLC                                   GA
Lodgian Pinehurst Holdings, LLC                          GA
Lodgian Syracuse LLC                                     DE
Lodgian Tulsa LLC                                        DE
Lodgian York Market Street, Inc.                         PA
Macon Hotel Associates LLC                               MA
Macon Hotel Associates Manager, Inc.                     GA
Manhattan Hospitality Associates, LP                     KS
McKnight Motel, Inc.                                     PA
Melbourne Hospitality Associates, LP                     FL
Minneapolis Motel Enterprises, Inc.                      MN
Moon Airport Motel, Inc.                                 PA
New Orleans Airport Motel Associates, LP                 FL
New Orleans Airport Motel Enterprises, Inc.              LA
NH Motel Enterprises, Inc.                               MI
Penmoco, Inc.                                            MI
Raleigh Downtown Enterprises, Inc.                       NC
Royce Management Corp of Morristown                      NJ
Saginaw Hospitality, LP                                  MI
Second Fayetteville Motel Enterprises, Inc.              NC
Servico Austin, Inc.                                     TX
Servico Cedar Rapids, Inc.                               IA
Servico Centre Associates, Ltd.                          FL
Servico Colesville, Inc.                                 MD
Servico Columbia II, Inc.                                MD
Servico Columbia, Inc.                                   MD
Servico Columbus, Inc.                                   FL

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
                   ENTITY                      STATE OF INCORPORATION
                   ------                      ----------------------
Servico Council Bluffs, Inc.                             IA
Servico East Washington, Inc.                            FL
Servico Flagstaff, Inc.                                  AZ
Servico Fort Wayne II, Inc.                              FL
Servico Fort Wayne, Inc.                                 FL
Servico Frisco, Inc.                                     CO
Servico Grand Island, Inc.                               NY
Servico Hilton Head, Inc.                                SC
Servico Hotels I, Inc.                                   FL
Servico Hotels II, Inc.                                  FL
Servico Hotels III, Inc.                                 FL
Servico Hotels IV, Inc.                                  FL
Servico Houston, Inc.                                    TX
Servico Jamestown, Inc.                                  NY
Servico Lansing, Inc.                                    MI
Servico Lawrence II, Inc.                                KS
Servico Lawrence, Inc.                                   KS
Servico Management Corporation                           FL
Servico Management Corporation                           TX
Servico Manhattan II, Inc.                               KS
Servico Manhattan, Inc.                                  KS
Servico Market Center, Inc.                              TX
Servico Maryland, Inc.                                   MD
Servico Melbourne, Inc.                                  FL
Servico Metairie, Inc.                                   LA
Servico New York, Inc.                                   NY
Servico Niagara Falls, Inc.                              NY
Servico Northwoods, Inc.                                 FL
Servico Operations Corporation                           FL
Servico Operations Mezzanine, LLC                        DE
Servico Palm Beach General Partner SPE, Inc.             DE
Servico Pensacola 7200, Inc.                             DE
Servico Pensacola 7330, Inc.                             DE
Servico Pensacola, Inc.                                  DE
Servico Rolling Meadows, Inc.                            IL
Servico Tucson, Inc.                                     AZ
Servico Windsor, Inc.                                    FL
Servico Winter Haven, Inc.                               FL

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
                   ENTITY                      STATE OF INCORPORATION
                   ------                      ----------------------
Servico Worcester, Inc.                                  FL
Servico, Inc.                                            FL
Sharon Motel Enterprises, Inc.                           PA
Sheffield Motel Enterprises, Inc.                        AL
Sixteen Hotels, Inc.                                     MD
South Carolina Interstate Motel Enterprises              SC
Southfield Hotel Group II, LP                            MI
Washington Motel Enterprises, Inc.                       PA
Wilpen, Inc.                                             PA
Worcester Hospitality Associates, LP                     FL